                                                                      Exhibit 99



                                AGREEMENT OF SALE

         THIS AGREEMENT OF SALE (the "AGREEMENT") is dated as of the "Effective Date" (defined herein) between CAPTEC FRANCHISE CAPITAL PARTNERS LP IV., a Delaware limited partnership ("SELLER"), having an office at 24 Frank Lloyd Wright Drive, Lobby L, Fourth Floor, Ann Arbor, Michigan 48106; LMA HOLDINGS, LLC, a California limited liability company ("PURCHASER"), having an office at PO Box 235169, Encinatas, CA 92023.



                                    RECITALS

         A. Seller is the holder of certain real property interests in the State of Texas ("PROPERTY") consisting of (i) a lessee's interest under a certain Lease Agreement dated November 1, 1996, as amended (the "GROUND LEASE"), between PAB Realty, an Alabama general partnership (the "GROUND LANDLORD"), covering certain real property more particularly described in the Ground Lease, and (ii) a certain building and improvements thereon. The Property is more particularly described on EXHIBIT "A" attached hereto. Seller's interest in the Property is subject to the lien for taxes which are not yet due and payable and such other exceptions to title which are disclosed in the Title Commitment (defined below) and to which Purchaser consents in writing or waives its objection thereto pursuant to this Agreement.

         B. The Property is also subject to a certain Lease dated August 3, 1998, as amended, between Seller, as Landlord, and Sterling Jewelers, Inc., as Tenant (the "JARED'S LEASE").

         C. Purchaser desires to purchase, and Seller is willing to sell the Property subject to and in accordance with the provisions of this Agreement.

         NOW, THEREFORE, in consideration of the terms, covenants and conditions set forth in this Agreement, Seller and Purchaser hereby agree as follows:

         1. FUNDAMENTAL SALE PROVISIONS. Unless otherwise defined herein, capitalized terms used in this Agreement shall have the meanings listed in the following Fundamental Sale Provisions.

Deposit:             An aggregate of $50,000.00, payable as set forth in
                     Section 3 below

Purchase Price:      $900,000.00 payable as set forth in Section 3 below.

Title Company:       Lawyer's Title Insurance Corporation, 140 E. 45th
                     Street, New York, NY 10017; Phone: (212) 949-0100;
                     Fax: (212) 949-2438

Inspection
Period:              Forty-Five (45) days from and after the Effective Date.

Closing: To occur within forty-five (45) days following expiration of the Inspection Period. However, Purchaser shall have the right to extend the Closing Date for One (1) thirty (30) day Period by payment of Twenty Five

                     Thousand Dollars ($25,000) for such extension, which shall be applied to the Purchase Price, but non-refundable to Purchaser.

Broker:              Net Lease Partners
                     318 Half Day Rd., #321
                     Buffalo Grove, IL  60089

Effective Date:      The date that the last of the parties signing this
                     Agreement executes the same and delivers a fully executed original to the other party.

         2. AGREEMENT TO SELL AND CONVEY. Seller hereby agrees to sell and convey to Purchaser, and Purchaser hereby agrees to purchase from Seller, subject to the terms and conditions hereinafter set forth, all of Seller's right, title and interest in and to the Interests.

         3. PURCHASE PRICE; DEPOSIT. The Purchase Price shall be payable as follows:

               (a) Deposit. Within one (1) business days after the Effective Date, Purchaser shall deposit with the Title Company $25,000.00 of the Deposit to be held pursuant to the terms of the Earnest Money Escrow Agreement set forth on attached and incorporated EXHIBIT "B". Within three (3) business days after the expiration or Purchaser's earlier waiver of the Inspection Period, Purchaser will deposit the remaining $25,000.00 of the Deposit with the Title Company under the terms of the Earnest Money Escrow Agreement thereby increasing the total deposits to $50,000.00.

               (b) Balance of Purchase Price. The balance of the Purchase Price, plus or minus closing adjustments, as the case may be, less the Deposit, shall be deposited by Purchaser with the Title Company by wire transfer of immediately available U.S. funds in exchange for the Jared's Assignment (defined below) and the Ground Assignment (defined below), transferring interest to Purchaser subject to the "Permitted Exceptions" (defined below).

         4. DUE DILIGENCE ITEMS. Immediately upon the Effective Date, and at its sole cost and expense, Seller shall furnish to Purchaser the following items (collectively, the "DUE DILIGENCE ITEMS"):

               (a) a copy of the existing owner's leasehold policy of title insurance with respect to the Property. Within ten (10) days after the Effective Date, and provided Purchaser has delivered to Seller evidence that the Deposit has been tendered to the Title Company, Seller shall provide a commitment for an ALTA Form 1992 owner's leasehold title policy for the Property, in form reasonably acceptable to Purchaser (the "TITLE COMMITMENT"), which Title Commitments shall (i) be issued by Title Company in favor of Purchaser, (ii) be dated after the Effective Date, (iii) show the state of title (i.e. the leasehold interest) to the Property in the name of the Seller, together with all liens, encumbrances and other charges and items affecting the Property; (iv) show all covenants, conditions and restrictions of record; (v) be subject to general real estate taxes not yet due and payable; (vi) be subject to title exceptions pertaining to liens or encumbrances of a definite or ascertainable amount which may be removed by the payment of money at the time of Closing and which Seller shall so remove; and (vii) be accompanied by copies of all documents referenced in the Title Commitment.

               (b) The items set forth in subparagraphs (iv) through (vi) of paragraph 4(a), above, together with (i) matters disclosed in the Survey, as defined in Section 4(b), below (but subject to Purchaser's rights to object as set forth in Section 5), (ii) the Ground Lease, and (iii) the Jared's Lease are collectively referred to as the "PERMITTED EXCEPTIONS". As a condition of and concurrently with the Closing, at Seller's sole cost and expense, the Title Commitments shall be later dated to cover the Closing, and the Title Company shall deliver to Purchaser the owner's leasehold title insurance policies (or mark-ups of the Title Commitments) in the amount of the Purchase Price, subject to the Permitted Exceptions and including extended coverage (the "LEASEHOLD POLICY"), insuring Purchaser's leasehold interest in and to the Property. Any other endorsements to the Leasehold Policies shall be obtained by Purchaser at Purchaser's sole cost and expense;

               (c) a copy of the existing ALTA as-built survey of the Property, if any, in Seller's possession (the "SURVEY");

               (d) a copy of the existing "Phase I" environmental assessment of the Property, if any, in Seller's possession;

               (e) complete copies of the Ground Lease and the Jared's Lease;

               (f) current operating budget, if any, in Seller's possession;

               (g) historical financial information, if any, in Seller's possession; and

               (h) building plans, specifications and warranties, if any in Seller's possession.

                   Purchaser shall acknowledge in writing its receipt of each Due Diligence Item and immediately deliver such acknowledgement to Seller. Within five (5) business days after the Effective Date, Purchaser shall notify Seller in writing in the event that Purchaser has not yet received any Due Diligence Item (which notice shall specify any Due Diligence Item not yet received) or Purchaser shall be deemed to have received all of the Due Diligence Items.

               Purchaser acknowledges and agrees that except for such items which are in the public records, the Due Diligence Items are proprietary and confidential in nature and have been or will be made available to Purchaser solely to assist Purchaser in determining the feasibility of purchasing the Property. Purchaser agrees not to disclose the Due Diligence Items or any of the provisions, terms or conditions thereof to any party outside of Purchaser's organization except: (i) to Purchaser's accountants, attorneys, lenders, prospective lenders, investors and/or prospective investors (collectively, the "PERMITTED OUTSIDE PARTIES") in connection with the transactions contemplated by this Agreement, or (ii) as may be required by law. In permitting Purchaser and the Permitted Outside Parties to review the Due Diligence Items to assist Purchaser, Seller has not waived any privilege or claim of confidentiality with respect thereto and no third party benefits of any kind, either expressed or implied, have been offered, intended or created by Seller and any such claims are expressly rejected by Seller and waived by Purchaser.

               At such time as this Agreement is terminated for any reason other than Seller's default, Purchaser shall return to Seller all of the Due Diligence Items and any and all copies

Purchaser has made of the Due Diligence Items, along with copies of any and all reports, tests or studies relating to the Property that Purchaser has obtained. In the event this Agreement is terminated as a result of Seller's default, Purchaser shall return all the Due Diligence Items and any and all copies Purchaser has made of the Due Diligence Items, except for copies of such Due Diligence Items that are directly related to or evidence such Seller default. Purchaser's obligations under this Section 4 shall survive the termination of this Agreement.

               Purchaser acknowledges that most of the Due Diligence Items were prepared by third parties other than Seller and in most instances, were prepared prior to Seller's ownership of the Property. Purchaser further acknowledges and agrees that except as specifically set forth herein: (i) neither Seller nor any of its partners, agents, employees or contractors have made any warranty or representation regarding the truth, accuracy or completeness of the Due Diligence Items or the sources thereof and Purchaser has not relied on the truth or completeness of the Due Diligence Items; and (ii) Seller has not undertaken any independent investigation as to the truth, accuracy and completeness of the Due Diligence Items and is providing the Due Diligence Items or making the Due Diligence Items available to Purchaser solely as an accommodation to Purchaser.

         5. CONDITIONS TO PURCHASER'S OBLIGATIONS.

               (i) During, but in no event later than the expiration of, the Inspection Period, Purchaser shall give Seller written notice indicating whether the Due Diligence Items, the condition of the Property, or title thereto is unsatisfactory and specifying any matters disclosed therein which are not satisfactory or to which Purchaser otherwise objects (the "OBJECTION NOTICE"). In the event Seller fails to receive the Objection Notice timely, Purchaser shall be deemed to have accepted the condition of the Property as disclosed in the Due Diligence Items, at which time, Purchaser's Deposit shall become non-refundable but for Seller's default.

               (ii) In the event that either: (i) Purchaser indicates in the Objection Notice that the Property or the Due Diligence Items are not satisfactory in any material respect; or (ii) Purchaser discovers and informs Seller in writing of or Seller informs Purchaser of any change in the status of title to the Property occurring after the Effective Date and resulting in an encumbrance thereon in addition to the Lease and the Permitted Exceptions (each a "TITLE DEFECT"), Seller may promptly undertake to cure the items specified in the Objection Notice or eliminate any such Title Defect to the reasonable satisfaction of Purchaser and/or, to the extent possible, cause the Title Company to insure over any of such items or Title Defect to the satisfaction of Purchaser and accordingly modify the Title Commitments. In the event Seller elects not to effect such cure or is either unable to do so or have the Title Company so insure over Purchaser's objections within ten (10) days after receipt by Seller of the Objection Notice or notice of any Title Defect, Purchaser may, at its option: (1) waive any of its objections to the condition of the Property described in the Due Diligence Items and set forth in the Objection Notice or relating to the Title Defect, without any adjustment in the Purchase Price; or
(2) terminate this Agreement, in either event by giving prompt written notice thereof to Seller. In the event Purchaser elects to terminate this Agreement, the Deposit shall be returned to Purchaser and neither Seller nor Purchaser shall have any further obligations under this Agreement, except as expressly set forth herein.

               (iii) Upon expiration or Purchaser's earlier waiver of the Inspection Period, Seller will make a one time request from Tenant for a current estoppel certificate and a subordination, non-disturbance and attornment agreement ("SNDA") in the form contemplated by the Leases, if any. If the form of Tenant estoppel certificate and SNDA is not prescribed by the Leases and Purchaser submits to Seller the form of estoppel and SNDA either preferred by it or required by its lender, if any, prior to the expiration of the Inspection Period, Seller will submit such form of estoppel and SNDA to each Tenant if such form is reasonable as determined by Seller. Notwithstanding anything contained herein to the contrary, in the event Tenant fails to provide the estoppel and/or SNDA required by the Lease or alleges that there are outstanding material events of default under the Lease which cannot be resolved to Purchaser's reasonable satisfaction by the Closing Date, then Purchaser's sole remedy shall be to terminate this Agreement and receive the prompt return of the Deposit. Seller shall be under no obligation to update such estoppel certificate and/or SNDA received from Tenant.

               (iv) Upon expiration or waiver of the Inspection Period, Seller will make a one time request from the Ground Landlord for a current estoppel certificate for the Property (the "LANDLORD ESTOPPEL CERTIFICATE") in the form set forth on the attached EXHIBIT "C" (which incorporates the terms of Section 36 of the Ground Lease). Notwithstanding anything contained herein to the contrary, in the event that the Ground Landlord fails to provide the Landlord Estoppel Certificate or alleges that there are outstanding events of default under the Ground Lease which cannot be resolved to Purchaser's reasonable satisfaction by the Closing Date, then in that event Purchaser's sole remedy shall be to terminate this Agreement and receive the prompt return of its Deposit. Seller shall be under no obligation to update the Landlord Estoppel Certificate.

         6. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller represents and warrants to Purchaser as to the following matters, each of which is true and correct as of the Effective Date, and each of which shall be true and correct as of the date of Closing. As used in this Section, the phrase "to Seller's knowledge" means Seller's actual, conscious knowledge, without duty of inquiry:

               (a) Seller is duly formed in the appropriate State and has obtained all necessary consents and approvals required by its formation documents for the execution of this Agreement and the performance of its obligations arising hereunder;

               (b) Except as otherwise disclosed on attached and incorporated Schedule "1", Seller has received no written notice from any governmental agency alleging a violation of any statute, ordinance, regulation or code with respect to the Property which violation has not been cured;

               (c) Except as otherwise disclosed on attached and incorporated Schedule "2", there are no pending nor, to Seller's knowledge, threatened matters of litigation, administrative action or examination, claim or demand relating to the Property or Seller's interest in the Property;

               (d) Except as otherwise disclosed on attached and incorporated Schedule "3", there is no pending nor, to Seller's knowledge, contemplated or threatened eminent domain, condemnation or other governmental taking or proceeding relating to the Property or any part thereof; and

               (e) Seller is not a foreign person or entity under the Foreign Investment in Real Property Tax Act of 1980, as amended, and no taxes or withholding under the such act shall be assessed against or imposed upon Purchaser in connection with the transaction contemplated by this Agreement.

               (f) Seller acknowledges and agrees that the warranties and representations set forth above shall survive the Closing for a period of one
(1) year. If, prior to Closing, Purchaser received written notice from Seller or from any other source that any material representation or warranty of Seller is untrue and cannot be remedied or Purchaser becomes aware that any material representation or warranty of Seller is untrue and can not be remedied, Purchaser shall, as Purchaser's sole and exclusive remedy, be entitled to terminate this Agreement by written notice delivered to Seller on or before the Closing, in which event the Deposit shall be refunded to Purchaser, and except for the terms and provisions of this Agreement which specifically survive the termination of this Agreement, the parties shall have no further obligations hereunder. If Purchaser is so advised and Purchaser fails to terminate this Agreement within five (5) days after having knowledge of such the existence of any untrue material representation or warranty, Purchaser shall be deemed to have waived the breach of such representation or warranty and shall have no further rights or remedies as a result of the same. Seller does not, by this Agreement, represent or warrant that there will be no changes in any of the matters referred to in Seller's representations or warranties after the Effective Date through the acts and/or omissions of persons other than Seller, and shall have no liability or responsibility in the event that any representation or warranty becomes false or misleading as a result of any change in circumstances after the Effective Date.

               (g) To the Seller's knowledge (i) the Ground Lease and the Jared' Lease (collectively, the "LEASES") is in full force and effect and has not been modified; (ii) neither the Seller nor the Tenant have prepaid any rent or other charges under the applicable lease, (iii) the Leases are free from default by the Tenant and Ground Landlord, (iv) neither the Seller nor Tenant is entitled to any rebate, rental concession, free rent period or set off under the Leases,
(v) Tenant has not asserted any claim against the Seller or the Property which has not been fully disposed of to Tenant's satisfaction, (vi) Seller has not asserted any claim against the Ground Landlord or the Property which has not been fully disposed of to their satisfaction, (vii) all brokerage commissions with respect to the Leases have been paid in full and there are no commissions payable with respect to renewals or extensions of the Leases, and (viii) there are no obligations pertaining to the Leases which are not disclosed in such lease.

               Seller acknowledges and agrees that the warranties and representations set forth above shall survive the Closing for a period of one
(1) year. If, prior to Closing, Purchaser received written notice from Seller or from any other source that any material representation or warranty of Seller is untrue and cannot be remedied or Purchaser becomes aware that any material representation or warranty of Seller is untrue and can not be remedied, Purchaser shall, as Purchaser's sole and exclusive remedy, be entitled to terminate this Agreement by written notice delivered to Seller on or before the Closing, in which event the Deposit shall be refunded to Purchaser, and except for the terms and provisions of this Agreement which specifically survive the termination of this Agreement, the parties shall have no further obligations hereunder. If Purchaser is so advised and Purchaser fails to terminate this Agreement within five (5) days after having knowledge of such the existence of any untrue material representation or warranty, Purchaser shall be deemed to have waived the breach of such representation or warranty and shall have no further rights or remedies as a result of the same. Seller does not, by this Agreement, represent or warrant that there will be no changes in any of the matters referred to in Seller's representations or warranties after the Effective Date through the acts and/or omissions of persons other than Seller, and shall have no liability or responsibility in the event that any representation or warranty becomes false or misleading as a result of any change in circumstances after the Effective Date.

         7. COVENANTS OF SELLER.

               (a) From and after the Effective Date and until the date of Closing, Seller shall: (i) keep (or cause to be kept) the Property fully insured in accordance with prudent and customary practice and as required by the Leases;
(ii) not alienate, encumber or transfer the Property or any part thereof in favor of or to any other person or entity unless required by law; and (iii) not amend the Jared's Lease or Ground Lease without the prior written consent of Purchaser, which consent shall not be unreasonably withheld, conditioned or delayed.

                  (b) From and after the Effective Date and until the date of Closing, Seller shall promptly give Purchaser written notice of any change in the status of title to the Property, which either changes the nature of any Permitted Exceptions or represents an additional encumbrance on the Property.

         8. CLOSING. Seller and Purchaser shall consummate the transactions contemplated by this Agreement at Closing through an escrow with the Title Company and pursuant to escrow instructions acceptable to the Title Company, Seller and Purchaser. The attorneys for Seller and Purchaser are authorized to execute such letter of escrow instructions, any amendments thereto and all directions or communications thereunder..

         9. SELLER'S OBLIGATIONS AT THE CLOSING. At or prior to the Closing, Seller shall:

               (a) execute and deliver to Purchaser the Deed conveying the Property;

               (b) cause the Title Company to furnish to Purchaser an owner's policy of title insurance pursuant to the Title Commitment (the "TITLE POLICY");

               (c) execute and deliver to Purchaser a closing statement itemizing the Purchase Price and all adjustments thereto as provided herein;

               (d) execute and deliver to Purchaser an assignment of all of Seller's right, title and interest in and to the Jared's Lease in substantially the form attached hereto as EXHIBIT "D" (the "JARED'S ASSIGNMENT"), together with such consents to and notices of such assignment as may be required under the Jared's Lease;

               (e) execute and deliver to Purchaser an assignment of all of Seller's right, title and interest in and to the Ground Lease in substantially the form attached hereto as EXHIBIT "E"

(the "GROUND ASSIGNMENT"), together with such consents to and notices of such assignment as may be required under the Ground Lease;

               (f) execute and deliver to Purchaser a Non-Foreign Persons Affidavit in the form attached hereto as EXHIBIT "F";

               (g) if available, deliver to Purchaser an original of the estoppel certificate and SNDA, if any, from Tenant;

               (h) execute and deliver to Purchaser a "Notice to Tenant" substantially in the form attached hereto as EXHIBIT "G"; and

               (i) execute and deliver to Purchaser such other documents or instruments as may be required under this Agreement, or as otherwise required by the Title Company or by Purchaser (using its reasonable opinion) to effectuate the Closing.

         10. PURCHASER'S OBLIGATIONS AT CLOSING. Subject to the terms, conditions, and provisions hereof, and contemporaneously with the performance by Seller of its obligations under Section 9 above, Purchaser shall:

               (a) cause the Title Company to pay Seller the Purchase Price;

               (b) execute and deliver to Seller a closing statement itemizing the Purchase Price and all adjustments thereto as provided herein;

               (c) acknowledge the Jared's Assignment and the Ground Assignment for the purpose of assuming Seller's obligations under the Leases; and

               (d) execute and deliver to Seller such other documents or instruments as may be required under this Agreement or as otherwise required by the Title Company or by Seller (using its reasonable opinion) to effectuate the Closing.

               Purchaser's obligation to close shall be specifically contingent upon the Title Company furnishing to Purchaser the Title Policy (or executed mark-ups of the same) and Tenant and Ground Landlord executing and delivering to Purchaser an estoppel certificate in accordance with the provisions of the Leases. Purchaser specifically acknowledges that Seller's failure to deliver the foregoing items shall not constitute a default by Seller hereunder nor expose Seller to damages but, in such circumstances, Purchaser may, as its sole remedy at law or in equity, terminate this Agreement and receive the immediate return of its Deposit.

         11. CLOSING COSTS. At the Closing: (i) Seller shall pay (a) all premiums and fees related to the Title Commitments and the Leasehold Policies,
(b) one-half of any escrow charges, (c) one hundred percent of documentary stamps or transfer tax payable on the deed of conveyance; and (d) its own attorneys' fees; and (ii) Purchaser shall pay (w) for the costs and expenses of any additional endorsements and/or additional title insurance coverage requests by Purchaser (including any title insurance in connection with the Purchaser's lender), (x) any costs, fees and expenses relating to the updating of the Survey, the environmental report or other third party requests, (y) one-half of any escrow charges, and (z) its own attorneys' fees.

         12. PRORATIONS.

               (a) Taxes. Purchaser acknowledges that the Jared's Lease obligates Tenant to pay the taxes directly to the taxing authority. Accordingly, the parties shall not prorate taxes between Purchaser and Seller, it being acknowledged that Tenant shall be responsible for same. In no event shall Seller be responsible for the payment of any real estate taxes and/or assessments applicable during its period of ownership in the event Tenant has defaulted in the prompt payment of same.

               (b) Rent. Rent actually paid for the month in which the Closing occurs shall be prorated between Seller and Purchaser as of the close of business on the date of Closing, with Purchaser receiving a credit for amounts attributable to time periods following such date. To the extent either party receives rent after the Closing to which the other has a claim, such party shall remit same to the party entitled thereto within ten (10) days of receipt.

         13. POSSESSION. Subject to the Leases, Seller shall deliver exclusive possession of the Property to Purchaser at Closing.

         14. INSPECTION. During the Inspection Period, Seller agrees that Purchaser, its representatives, agents, employees, lenders, contractors, appraisers, architects and engineers designated by Purchaser (collectively "PERMITTEES") shall, subject to arranging all onsite visits with Seller, be entitled to enter upon the Property for inspection, soil tests, examination, land-use planning and for any due diligence investigation relating to Purchaser's proposed ownership of the Property. As to any such investigation, Purchaser shall restore the Property to the same condition as existed prior to any such investigation, and shall not: (i) perform any invasive tests without Seller's prior consent, which may be withheld in Seller's sole and absolute discretion; or (ii) interfere with the possessory rights of any Tenant. Purchaser shall indemnify, defend and hold harmless Seller, its partners, officers, directors, members, shareholders, employees, agents, lenders, contractors and each of their respective successors and assigns (collectively, the "SELLER INDEMNIFIED PARTIES") harmless from any and all losses, liabilities, fines, penalties and damages (including without limitation any damages or injury to persons, property or to the environment as provided hereunder), or actions or claims in respect thereof (including without limitation, amounts paid in settlement, reasonable cost of investigation, reasonable attorneys' fees and other legal expenses and reasonable fees of other professionals) (collectively "LOSSES") which any of the Seller Indemnified Parties may suffer or sustain as a result of the exercise by Purchaser of its rights (and that of its Permittees) to enter upon the Property pursuant to this Section. The terms of this Section will survive the Closing and the termination of this Agreement.

         15. ACKNOWLEDGEMENT.

               (a) As-Is. Purchaser acknowledges and agrees that, except as expressly provided in this Agreement, and as a material inducement to Seller's execution and delivery of this Agreement, the sale of the Property as provided for herein is made on an "AS IS, WHERE IS" CONDITION AND BASIS "WITH ALL FAULTS." Purchaser acknowledges, represents and warrants that Purchaser is not in a significantly disparate bargaining position with respect to Seller in connection with the transaction contemplated by this Agreement; that Purchaser freely and fairly agreed to this acknowledgment as part of the negotiations for the transaction contemplated by this Agreement; that Purchaser is represented by legal counsel in connection with this transaction and Purchaser has conferred with such legal counsel concerning this waiver. Except for the representations and warranties expressly set forth in this Agreement, no representations or warranties have been made or are made and no responsibility has been or is assumed by any of the Seller Indemnified Parties or anyone acting or purporting to act on behalf of the Seller Indemnified Parties as to the condition or repair of the Property or the value, expense of operation, or income potential thereof or as to any other fact or condition which has or might affect the Property or the condition, repair, value, expense of operation or income potential of the Property or any portion thereof. The parties agree that all understandings and agreements made between them or their respective agents or representatives prior to the Effective Date are merged in this Agreement and the attached Exhibits, which alone fully and completely express their agreement, and that this Agreement has been entered into with Purchaser being provided ample opportunity to investigate all aspects of the Property, with neither party relying upon any statement or representation by the other unless such statement or representation is specifically embodied in this Agreement or the attached Exhibits. Except as set forth in this Agreement, Seller makes no representations or warranties as to whether the Property contains asbestos or any hazardous materials or harmful or toxic substances, or pertaining to the extent, location or nature of same, if any. Further, to the extent that Seller has provided to Purchaser information from any inspection, engineering or environmental reports concerning asbestos or any hazardous materials or harmful or toxic substances, Seller makes no representations or warranties with respect to the accuracy or completeness, methodology of preparation or otherwise concerning the contents of such reports. Purchaser acknowledges that Seller has requested that Purchaser inspect the Property fully and carefully and investigate all matters relevant thereto and that Purchaser rely solely upon the results of Purchaser's own inspections or other information obtained or otherwise available to Purchaser, rather than any information that may have been provided by Seller to Purchaser.

               (b) Release of Seller. Purchaser for itself and each of its present and future directors, members, shareholders, officers, employees, agents, parties, affiliates, representatives, attorneys, subsidiaries, parent and affiliated corporations, predecessors, successors, and assigns (collectively, "Purchaser-Related Entities"), hereby fully and irrevocably releases, acquits and discharges the Seller Indemnified Parties from any and all Losses, whether known or unknown, existing or potential, which Purchaser or the Purchaser-Related Entities have or assert or hereafter may have or assert, against any of the Seller Indemnified Parties by reason of any purported act or omission on the part of any of the Seller Indemnified Parties occurring prior to the Closing, which Losses are based upon, arise out of, or are in any way connected with any of the following (each, a "Claim" and collectively, the "Claims"): (i) the condition, status, quality, nature, contamination or environmental state of the Property; (ii) any violation of, noncompliance with, or enforcement of applicable laws, regulations or ordinances with respect to the Property; or (iii) any use, generation, storage, release, threatened release, discharge, disposal, or presence of any "Hazardous Materials" (defined below) on, under, or about the Property or, to the extent affecting the Property, any property in the vicinity of the Property; provided however, nothing contained in this Section shall release Seller from Seller's representations and warranties set forth in this Agreement, or Seller's fraud. The term "Hazardous Materials" means and includes flammable explosives, petroleum (including crude oil), radioactive materials, hazardous wastes, toxic substances or related materials, including, without limitation, any substances defined as or included in the definition of toxic or hazardous substances, wastes or materials under any federal or applicable state or local laws, ordinances or regulations dealing with or otherwise pertaining to toxic or hazardous substances, wastes, or materials (collectively, "Hazardous Substances Laws").

               (c) Indemnification of Seller.

                     (i) Notwithstanding anything to the contrary contained herein, Purchaser, to the maximum extent permitted by law, shall be solely responsible for, and shall indemnify, hold harmless and defend with counsel acceptable to Seller in its reasonable discretion, the Seller Indemnified Parties from and against any and all Losses arising out of, or resulting from or claimed to arise out of or result from, in whole or in part, but only to the extent of, any of the following (collectively, the "INDEMNIFIED ACTS"): (i) any violation of, noncompliance with, or enforcement of, any Hazardous Substances Laws with respect to the Property; or (ii) the release, discharge, disposal, or presence of Hazardous Materials, on, under or about the Property. The Losses referred to herein shall include, without limitation, all foreseeable consequential damages and the cost of any required or necessary repair, cleanup, or detoxification of the Property or any property in the vicinity of the Property, and the preparation and implementation of any closure, remedial, or other required plans in connection therewith.

                     (ii) In the event that any suit or other proceeding is brought against any of the Seller Indemnified Parties at any time on account of any of the Losses, Purchaser shall, upon the request of Seller and the Seller Indemnified Parties: (i) assume the defense of Seller and the Seller Indemnified Parties, as the case may be; (ii) defend Seller and the Seller Indemnified Parties, at Purchaser's own expense with counsel acceptable to Seller or the Seller Indemnified Parties, as applicable, in their reasonable discretion; and
(iii) pay all judgments, fines, penalties and other fees and expenses in connection therewith.

                     (iii) In the event that: (i) a final adjudication determines that Seller took one of the Indemnified Acts prior to the Closing Date that directly and proximately caused the Losses, and (ii) Seller failed to inform Purchaser of such Indemnified Act prior to the Closing Date, then Seller shall reimburse Purchaser for all amounts previously paid by Purchaser pursuant to Section 15(C)(ii), and Purchaser's obligation to indemnify Seller with respect to such Indemnified Act pursuant to this Section 15(C)(iii) shall terminate.

                  (D) Survival of Indemnity and Release. The obligations of Purchaser pursuant to Section 15(B) and Section 15(C) shall survive the Closing.

         16. FURTHER ASSURANCES. Seller and Purchaser agree to perform such other acts, and to execute, acknowledge, and/or deliver subsequent to the Closing such other instruments, documents and other materials as Seller or Purchaser may reasonably request in order to effectuate the consummation of the transactions contemplated herein and to vest title to the Property in Purchaser.

         17. DEFAULT BY SELLER. In the event that Seller should fail to consummate the transactions contemplated by this Agreement for any reason, excepting Purchaser's default or the failure of any of the conditions to Seller's obligations hereunder to be satisfied or waived, Purchaser may, as its sole remedy at law or in equity, elect to either: (i) terminate this Agreement by giving prompt written notice thereof to Seller, in which event the Deposit will be returned to Purchaser; or (ii) specifically enforce this Agreement. However, if Seller's breach was beyond Seller's reasonable control, Purchaser's sole remedy will be to terminate this Agreement as set forth in subparagraph (i) above. Furthermore, if Purchaser elects to specifically enforce this Agreement it must institute such action within thirty (30) days following Seller's default, failing which Purchaser shall be deemed to have waived the right to pursue specific performance.

         18. DEFAULT BY PURCHASER. In the event Purchaser should fail to consummate the transaction contemplated herein for any reason, except default by Seller or the failure of any of the conditions to Purchaser's obligations hereunder to be satisfied or waived, Seller may either: (i) grant Purchaser additional time to cure such default; or (ii) terminate the Agreement, in which event Seller shall retain the Deposit as liquidated damages in lieu of all other remedies available to Seller and this Agreement shall become null and void with neither party having any further rights or liabilities hereunder, except as provided for in this Agreement. Seller and Purchaser acknowledge and agree that:
(x) it would be extremely difficult to accurately determine the amount of damages suffered by Seller as a result of Purchaser's default hereunder; (y) the Deposit is a fair and reasonable amount to be retained by Seller as agreed and liquidated damages for Purchaser's default under this Agreement; and (z) retention by Seller of the Deposit upon Purchaser's default hereunder shall not constitute a penalty or forfeiture.

         However, the liquidated damages provision does not preclude Seller from pursuing any: (i) claims for the return or delivery of Due Diligence Items; (ii) actions to expunge a lis pendens or other clouds on title caused by Purchaser;
(iii) claims on account of Purchaser's indemnity obligations under this Agreement; and (iv) attorneys' fees and costs incurred by Seller incident to subparagraphs (i) through (iii).

         19. ATTORNEY'S FEES. In the event of any legal action or other proceeding between the parties regarding this Agreement or the Property (an "ACTION"), the prevailing party shall be entitled to the payment by the losing party of its reasonable attorneys' fees, court costs and litigation expenses, as determined by the court. The term "prevailing party" as used herein includes, without limitation, a party: (i) who agrees to dismiss an Action on the other party's performance of the covenants allegedly breached, (ii) who obtains substantially the relief it has sought; or (iii) against whom an Action is dismissed (with or without prejudice). In addition, the prevailing party in any Action shall be entitled, in addition to and separately from the amounts recoverable under this Section, to the payment by the losing party of the prevailing party's reasonable attorneys' fees, court costs and litigation expenses incurred in connection with: (y) any appellate review of the judgment rendered in such Action or of any other ruling in such Action; and (z) any proceeding to enforce a judgment in such Action. It is the intent of the parties that the provisions of this Section be distinct and severable from the other rights of the parties under this Agreement, shall survive the entry of judgment in any Action and shall not be merged into such judgment.

         20. BROKERAGE COMMISSIONS. Each party represents to the other that no brokers other than Broker (who represents Purchaser in the transaction) has been involved in this transaction. In the event that this transaction is consummated and Closing occurs, Seller shall pay Broker a real estate commission in amount equal to ten percent (10%) of the Purchase Price. Seller and Purchaser agree that if any other claims for brokerage commissions are ever made against Seller or Purchaser in connection with this transaction, all claims shall be handled and paid by the party whose actions or alleged commitments form the basis of such claim. Seller agrees to indemnify and hold Purchaser harmless from any Losses paid or incurred by Purchaser by reason of any claim to any broker's, finder's, or other fee in connection with this transaction by any party claiming by, through, or under Seller. Except as provided in the foregoing sentence, Purchaser agrees to indemnify and hold Seller harmless from any Losses paid or incurred by Seller by reason of any claim to any broker's, finder's, or other fee in connection with this transaction by any party claiming by, through, or under Purchaser, which obligation of each party shall survive the Closing.

         21. RISK OF LOSS.

                  (a) Condemnation and Casualty. If, prior to the Closing Date, all or any portion of the Property is taken by condemnation or eminent domain, or is the subject of a pending taking which has not been consummated, or is destroyed or damaged by fire or other casualty, Seller shall notify Purchaser of such fact promptly after Seller obtains knowledge thereof. If such condemnation or casualty is "Material" (defined below), Purchaser shall have the option to terminate this Agreement upon notice to Seller given not later than fifteen (15) days after receipt of Seller's notice, or the date of the Closing, whichever is earlier. If this Agreement is terminated, the Deposit shall be returned to Purchaser and thereafter neither Seller nor Purchaser shall have any further rights or obligations to the other hereunder except as otherwise provided in this Agreement. If this Agreement is not terminated, Seller shall not be obligated to repair any damage or destruction but: (x) Seller shall assign, without recourse, and turn over to Purchaser all of the insurance proceeds or condemnation proceeds, as applicable, net of any costs of repairs and net of reasonable collection costs (or, if such have not been awarded, all of its right, title and interest therein) payable with respect to such fire or other casualty or condemnation including any rent abatement insurance for such casualty or condemnation; and (y) the parties shall proceed to Closing pursuant to the terms hereof without abatement of the Purchase Price.

                  (b) Condemnation Not Material. If the condemnation is not Material, then the Closing shall occur without abatement of the Purchase Price and, after deducting Seller's reasonable costs and expenses incurred in collecting any award, Seller shall assign, without recourse, all remaining awards or any rights to collect awards to Purchaser on the date of the Closing.

                  (c) Casualty Not Material. If the Casualty is not Material, then the Closing shall occur without abatement of the Purchase Price except for a credit in the amount of the applicable deductible and Seller shall not be obligated to repair such damage or destruction and Seller shall assign, without recourse, and turn over to Purchaser all of the insurance proceeds net of any costs of repairs and net of reasonable collection costs (or, if such have not been awarded, all of its right, title and interest therein) payable with respect to such fire or such casualty including any rent abatement insurance for such casualty.

                  (d) Materiality. For purposes of this Section 22: (i) with respect to a taking by eminent domain, the term "MATERIAL" means any taking whatsoever, regardless of the amount of the award or the amount of the Property taken, excluding, however, any taking solely of subsurface rights or takings for utility easements or right of way easements, if the surface of the

Property, after such taking, may be used in substantially the same manner as though such rights had not been taken or any taking which does not permit a Tenant from terminating the Lease affected by the taking; and (ii) with respect to a casualty, the term "Material" means any casualty such that the cost of repair, as reasonably estimated by Seller's engineer, is in excess of 10% of the Purchase Price allocated to Property sustaining the casualty, excluding, however, any casualty which does not permit a Tenant from terminating the Lease affected by the casualty.

         22. ASSIGNABILITY. Neither Purchaser not Seller may assign its respective obligations hereunder without the consent of the other, except as set forth in Paragraph 31 below and except for assignments by Purchaser to an entity fifty percent (50%) owned and controlled by Purchaser and, in such event, Purchaser shall not be released of its obligations hereunder.

         23. NOTICES. Any notice to be given or to be served upon either party hereto in connection with this Agreement must be in writing and shall be given by certified or registered mail (return receipt requested), by overnight express delivery or facsimile (followed by hard copy by either of the two preceding methods of delivery) and shall be deemed to have been given upon receipt. Such notice shall be given the parties hereto at the addresses set forth on the signature page of this Agreement and be deemed delivered upon delivery or on the date when the receiving party first refuses to accept such delivery. Either party may at any time, by giving five (5) days written notice to the other, designate any other address in substitution of any of the foregoing addresses to which such notice shall be given and other parties to whom copies of all notices hereunder shall be sent.

         24. BINDING EFFECT. This Agreement shall be binding upon and shall inure to the benefit of the Seller and Purchaser and their respective successors and assigns.

         25. ENTIRE AGREEMENT. This Agreement represents the entire agreement between Seller and Purchaser with respect to the subject matter hereof, and all prior agreements between Seller and Purchaser with respect to such subject matter shall have no further force or effect, including, without limitation, any proposal letters.

         26. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the Subject State, without giving effect to principals of conflicts of law.

         27. MODIFICATION. This Agreement may only be modified or otherwise amended by a written instrument executed by duly authorized representatives of Seller and Purchaser.

         28. TIME OF ESSENCE. Time is of the essence of this Agreement.

         29. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same instrument.

         30. FACSIMILE. A facsimile copy of this Agreement and any signatures thereon will be considered for all purposes as originals.

         31. INDEPENDENT COUNSEL AND INTERPRETATION. Each party acknowledges that its legal counsel participated in the preparation and drafting of this Agreement, and that each has been or has had the opportunity to be represented by counsel of its own choice throughout all negotiations which preceded the execution of this Agreement, and that they have executed this Agreement with the consent and upon the advice of said counsel. Accordingly, it is agreed that any legal rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply to the interpretation of this Agreement or any addenda, amendments or exhibits thereto to favor any party against the other.

         32. BUSINESS DAYS. All references to "business days" contained in this Agreement are references to normal working business days, i.e., Monday through Friday of each calendar week, exclusive of federal and national bank holidays. If any event hereunder is to occur, or a time period is to expire, on a date which is not a business day, such event will occur or time period shall expire on the next succeeding business day.

         33. 1031 EXCHANGE. The parties acknowledge that each may be consummating the transaction as part of a deferred tax-free exchange ("EXCHANGE") pursuant to Section 1031 of the Internal Revenue Code (the "CODE"). Therefore, either party may assign its right, but not its obligations, to a qualified third party intermediary. Each party agrees to cooperate with the other in connection with such tax deferred exchange; provided, however, that in no event will: (i) Seller be obligated to (a) take title to any relinquished property that Purchaser desires to relinquish, or (b) act as a qualified intermediary; (ii) either party incur any obligation, indebtedness, liability, cost or expense as a result of cooperating with the other to effect such exchange.

         EACH PARTY HEREBY ACKNOWLEDGES THAT IT IS AND WILL BE SOLELY RESPONSIBLE FOR COMPLIANCE WITH ALL LAWS, RULES AND REGULATIONS RELATED TO ITS EXCHANGE, IF ANY. FURTHER, A PARTY CAUSING AN EXCHANGE ACKNOWLEDGES THAT NEITHER THE NON-EXCHANGING PARTY NOR ANY OF ITS AGENTS, REPRESENTATIVES OR AFFILIATES HAS ADVISED THE EXCHANGING PARTY, AND NO SUCH PERSON OR ENTITY HAS ANY OBLIGATION OR DUTY TO ADVISE THE EXCHANGING PARTY, WITH RESPECT TO WHETHER THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT COMPLIES WITH THE LAWS, RULES AND REGULATIONS APPLICABLE TO THE EXCHANGE. FURTHER, EACH PARTY REPRESENTS, WARRANTS AND ACKNOWLEDGES TO THE OTHER THAT IT HAS RELIED UPON ITS OWN TAX AND LEGAL COUNSEL IN DETERMINING COMPLIANCE WITH ALL LAWS, RULES AND REGULATIONS APPLICABLE TO ITS EXCHANGE, IF ANY. THE PROVISIONS OF THIS SECTION WILL SURVIVE THE CLOSING OR TERMINATION OF THIS AGREEMENT.

     [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK -- SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement of Sale, effective as of the Effective Date.


PURCHASER:                                        SELLER:

                                                  CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV,
LMA HOLDINGS, LLC, A CALIFORNIA                   A DELAWARE LIMITED PARTNERSHIP
LIMITED LIABILITY COMPANY
                                                  By:  GP4 Asset Acquisition, LLC,
By: /s/ Russell Geyser                                 a Delaware limited liability company,
    --------------------------------                   Its General Partner
Name:  Russell Geyser
Title:  Managing Member
                                                       By:    /s/ Daniel J. Kelly
                                                              --------------------------
Send Notices To:                                       Name:  Daniel J. Kelly
                                                              --------------------------
Russell Geyser                                         Title: Vice President
LMA Holdings, LLC                                             --------------------------
PO Box 235169
Encinitas, CA  92023                              Send Notices To:
Telephone: (760) 633-1314
           --------------                         Joanna Zabriskie
Facsimile:                                        Vice President
          ---------------                         24 Frank Lloyd Wright Drive
                                                  Lobby L, Fourth Floor, P.O. Box 544
                                                  Ann Arbor, Michigan 48106-0544
With a Copy To:                                   Telephone:  (734)  994-5505
                                                  Facsimile:  (734)  994-1376
------------------------------------
                                                  With a Copy To:
------------------------------------              Jenni Tingley
                                                  Manager Contract Administration
------------------------------------              24 Frank Lloyd Wright Drive
                                                  Lobby L, Fourth Floor, P.O. Box 544
------------------------------------              Ann Arbor, Michigan 48106-0544
                                                  Telephone:  (734)  426-2901
                                                  Facsimile:  (734)  913-0584

                              SCHEDULE OF EXHIBITS

A -   Legal Description of  Property

B -   Form of Earnest Money Escrow Agreement

C -   Form of Landlord Estoppel

D -   Form of Jared's Assignment

E -   Form of Ground Assignment

F -   Form of  FIRPTA

G -   Form of Notice to Tenant

Schedule 1 -  List of Violations

Schedule 2 -  List of Litigation

Schedule 3 -  List of Condemnation

                                    EXHIBIT A

                        LEGAL DESCRIPTION OF THE PROPERTY


                                LEGAL DESCRIPTION

TRACT 1

Being a part of Lot 1, Block V of the Collin Creek Village Addition as recorded in Volume H, Page 433 of the Map Records of Collin County, Texas and being in the City of Plano, Texas and being part of the Samuel Klepper Survey, Abstract No. 216, and being more particularly described as follows:

COMMENCING at the intersection of the Easterly right-of-way line of Alma Drive (a 100 foot right-of-way) the Northerly right-of-way line of Plano Parkway (a variable width right-of-way);

THENCE North 88 degrees 34 minutes 16 seconds East, along the Northerly right-of-way line of said Plano Parkway, passing at 1,196.44 feet, a 5/8 inch iron rod found for the Southeast corner of Lot 2, Block V of the Collin Creek Village Addition as recorded in Volume F, Page 666 at the Map Records of Collin County, Texas, and continuing along the proposed Northerly right-of-way line of said Plano Parkway, in all a total distance of 1384.06 feet to an "X" cut found in concrete for the POINT OF BEGINNING of the tract of land herein described;

THENCE North 08 degrees 57 minutes 43 seconds East, a distance of 195.70 feet to a 1 inch iron rod found for corner;

THENCE North 88 degrees 39 minutes 44 seconds East, a distance of 190.23 feet to a 1 inch iron rod found corner in the Easterly line of Mail Access Road No. 6 as recorded in Volume C, Page 79 of the Collin County Map Records;

THENCE South 01 degree 21 minutes 04 seconds East, along the Westerly line of said Mail Access Road No. 6, a distance of 173.90 feet to a 1 inch iron rod found for the Point of curvature of a curve to the right from whence the radius point bears South 88 degrees 36 minutes 24 seconds West, a distance of 30.00 feet;

THENCE in a Southwesterly direction with said curve to the right, through a central angle of 37 degrees 36 minutes 43 seconds, an arc distance of 19.69 feet to a point for corner on said curve to the right, said point being the intersection of the Westerly line of said Mail Access Road No. 6 and the Northerly right-of-way line of said Plano Parkway;

THENCE South 88 degrees 34 minutes 36 seconds West, along the Northerly right-of-way line of said Plano Parkway, a distance of 219.04 feet to the POINT OF BEGINNING and containing 0.9166 acres (39,927 square feet) of land, more or less.

TRACT 2

9.09 foot wide Access easement as created in Special Warranty Deed executed by Rosewood Real Estate Investments, Inc., a Delaware Corporation to PAB Realty, an Alabama general partnership, dated August 31, 1992, filed September 11, 1992, recorded under County Clerk's File Number 92-0062034, Deed Records, Collin County, Texas, and being more particularly described as follows:

BEING a part of Lot 1, Block V of the Collin Creek Village Addition in Volume C, Page 254 of the Map Records of Collin County, Texas, and being in the City of Plano, Texas and being part of the Samuel Klepper Survey, Abstract No. 216, and being more particularly described as follows;

COMMENCING at the intersection of the Easterly right-of-way line of Alma Drive (a 100 foot right-of-way) and the Northerly right-of-way line of Plano Parkway, (a variable width right-of-way);

THENCE North 88 degrees 34 minutes 36 seconds East, along the Northerly Right-of-Way Line of said Plano Parkway, passing at 1,196.44 feet to a 5/8 inch iron rod found for the Southeast corner of Lot 2, Block V of the Collin Creek Village Addition as recorded in Volume F, Page 666 of the Map Records of Collin County, Texas, and continuing along the proposed Northerly Right-of-Way line of said Plano Parkway, in all a total distance of 1,384.13 feet to an "x" in concrete set; said point being 55 feet North of the centerline of said Plano Parkway;

THENCE North 08 degrees 55 minutes 02 seconds East, a distance of 195.78 feet to a 1 inch iron rod set for the POINT OF BEGINNING and the Southwest corner of the herein described access easement;

THENCE North 08 degrees 55 minutes 02 seconds East, a distance of 9.24 feet to a point for the Northwest corner of the herein described access easement;

THENCE, North 88 degrees 34 minutes 36 seconds East, a distance of 188.65 feet to a point for the Northeast corner of the herein described access easement; said point being in the Westerly line of Mail Access Road No. 6 as recorded in Volume C, page 79 of the Map Records of Collin County, Texas;

THENCE South 01 degree 25 minutes 24 seconds East along the Westerly line of said Mail Access Road No. 6, a distance of 9.09 feet to point for the Southeast corner of the herein described access easement;

THENCE South 88 degrees 34 minutes 36 seconds West, departing the Westerly line of said Mail Access Road No. 6, a distance of 190.30 feet to the POINT OF BEGINNING and containing 0.040 acres (1,722 square feet) of land, more or less.

This easement is part of the property now known as Lot 1B, Block V of the Collin Creek Addition, according to the plat recorded in Volume H, page 433 of the Map Records of Collin County, Texas.

                                    EXHIBIT B

                     FORM OF EARNEST MONEY ESCROW AGREEMENT

         Earnest Money Escrow Agreement made as of this _____day of _______________, 2006 by and between CAPTEC FRANCHISE CAPITAL PARTNERS LP IV., having an address of 24 Frank Lloyd Wright Dr., Lobby L, 4th Floor, Ann Arbor, MI 48106 ("Seller") and LMA Holdings, LLC., having an address of PO Box 235169, Encinitas, CA 92023 ("Purchaser") and LAWYERS TITLE INSURANCE CORPORATION, having an address at 140 E 45th Street, New York, New York 10017 ("Escrow Agent").

                                   WITNESSETH:

         WHEREAS, Seller and Purchaser have entered into an Agreement of Sale ("Agreement") dated ________________________, 2006 for the sale of that certain premises ("Transaction") known as Jared's Jewelry Store located at 301 Plano Parkway, Plano, Texas. A copy of the Agreement has been received by Escrow Agent.

         WHEREAS, Purchaser is obligated to make an aggregate deposit in the amount of $50,000 as provided in the Agreement (such sum, together with any interest thereon, is hereinafter referred to as the "Deposit") and

         WHEREAS, in furtherance of such Transaction, the parties desire and the Escrow Agent is willing to hold the Deposit in escrow on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, for good and valuable considerations, the receipt of and sufficiency thereof, is duly acknowledged, the parties hereto agree as follows:

         1. The terms of the Agreement are incorporated herein by reference, and Escrow Agent agrees to abide by such terms, as they may be applicable to Escrow Agent. All capitalized items not otherwise defined therein shall have the meanings ascribed to them in the Agreement.

         2. The Deposit, upon delivery to the Escrow Agent, will be deposited by Escrow Agent in an interest-bearing account at Chase Manhattan Bank, 241 E. 42nd Street, New York, New York 10017 or a Dreyfus Cash Management Fund (see attached investment instructions) 200 Park Avenue, New York, New York 10166.

         3. When the closing of the Transaction takes place, the Escrow Agent shall deliver the Deposit to or upon the Seller, provided the Purchaser has executed and delivered to the Escrow Agent a letter certifying that all of the conditions precedent to be performed by Seller set forth in the Agreement between the Seller and the Purchaser have been duly satisfied or have been expressly waived by Purchaser, which letter shall be delivered by telecopier to the Escrow Agent.

         4. Pursuant to the Agreement, Purchaser may, prior to (due diligence date of ________________, 2006), elect to terminate this Agreement by giving written notice thereof to

Seller and to Escrow Agent, and, in such event, the Deposit shall be returned to the Purchaser by the Escrow Agent, whereupon the Agreement and this escrow agreement shall be cancelled and none of the parties hereto shall have any further rights and obligations hereunder, except as provided in the Agreement.

         5. If the Purchaser does not terminate the Agreement in the manner described in the Agreement, but the closing of the sale does not take place, the Escrow Agent shall pay the Deposit to, or upon the instruction of, the party entitled thereto in accordance with the provisions of the Agreement; provided, however, that the Escrow Agent shall not pay the Deposit in such event unless and until (a) it delivers written notice to the other party notifying such other party of its intention to deliver the Deposit, and (b) such other party or its attorney as designated below shall not deliver to the Escrow Agent a written notice objecting to such delivery of the Deposit within ten (10) days after delivery of the Escrow Agent's notice.

         6. With respect to delivering the Deposit in accordance with Paragraphs 3 or 5, in the event that the Escrow Agent receives conflicting instructions from the parties or determines in good faith that a bonafide dispute exists as to whether the Escrow Agent is obligated to deliver the Deposit, or as to whom said Deposit is to be delivered, the Escrow Agent, at its option, (a) may refuse to comply with any claims or demands on it and continue to hold the Deposit until (I) the Escrow Agent receives written notice signed by the Seller and the Purchaser directing the release and delivery of the Deposit, in which event the Escrow Agent shall then release and deliver the Deposit in accordance with said direction, or (ii) the Escrow Agent receives a certified copy of a final nonappealable judgment of a court of competent jurisdiction directing the release and delivery of the Deposit, in which event the Escrow Agent shall then release and deliver the Deposit in accordance with said direction, or (b) may deliver the Deposit to the Clerk of the Superior Court of the State of New York, for the County of New York, or (c) may take such affirmative steps as the Escrow Agent may elect in order to substitute another impartial party reasonably satisfactory to the Seller and the Purchaser (whose consents to such substitution shall not be unreasonably withheld), to hold the Deposit, including, without limitation, the deposit thereof in a court of competent jurisdiction and the commencement of an action for interpleader, the costs thereof to be the joint and several obligation of the Seller and the Purchaser (but, as between the Seller and the Purchaser, such costs shall be borne by whichever of the Seller or the Purchaser is the losing party, or in accordance with any mutual agreement of the Seller and the Purchaser if neither party is the losing party).

         7. The Escrow Agent is acting as a stakeholder only with respect to the Deposit. It is agreed that the duties of the Escrow Agent are only as herein specifically provided, and are purely ministerial in nature, and that the Escrow Agent shall incur no liability whatsoever except for willful misconduct or gross negligence. The Seller and the Purchaser each release the Escrow Agent from any act done or omitted to be done by the Escrow Agent in good faith in the performance of its duties hereunder.

         8. The Seller and the Purchaser shall jointly and severally indemnify, defend (with counsel acceptable to the Escrow Agent) and save harmless the Escrow Agent from and against all loss, cost, claim, liability, damage and expense, including reasonable attorneys' fees and disbursements incurred in connection with the performance of the Escrow Agent's duties hereunder, except with respect to actions or omissions taken or suffered by the Escrow Agent in bad faith, in willful disregard of this Escrow Agreement, or involving gross negligence on the part of the Escrow Agent (the "Indemnified Matters") (but, as between the Seller and the Purchaser, the cost of such Indemnified Matters shall be shared equally, except to the extent that such Indemnified Matters are attributable to the breach by the Seller or the Purchaser of the Agreement or this Escrow Agreement, in which event the cost shall be borne by whichever of the Seller or the Purchaser is the breaching party.

         9. The parties agree and acknowledge that the Escrow Agent has no liability in connection with Deposit in the event of failure or insolvency of the financial institution in which the Deposit is deposited.

         10. All notices, demands, offers, elections or other communications required or permitted by this Escrow Agreement shall be in writing and shall be personally delivered, either by express mail or by reputable overnight courier which delivers only upon receipt of addresses, and addressed to the party at its address set forth below by either of the aforesaid methods, or by registered or certified mail, postage prepaid, with a return receipt requested, with copies as follows:


         TO THE SELLER:

      Captec Franchise Capital Partners, LP IV.
      24 Frank Lloyd Wright Drive
      Lobby L, 4th Floor PO Box 544
      Ann Arbor, MI 48106
      Attention:  Joanna Zabriskie
      Facsimile:  (734) 994-7324


         TO THE PURCHASER:

     LMA Holdings, LLC
     PO Box 235169
     Encinitas, CA  92023
     Attention:  Russell Geyser
     Facsimile: _________________

     TO THE ESCROW AGENT:

     LAWYERS TITLE INSURANCE CORPORATION
     140 E 45th Street
     New York, NY 10017
     Attention:  ___________
      FAX: _________________

or at such other address as, from time to time, shall be supplied by a party to the others by like notice, and shall be deemed to have been given or sent, if sent by express mail or by registered or by certified mail, when properly deposited with the United States Postal Services with the proper address and postage paid therewith, and shall be deemed to have been received when actually delivered to or refused receipt at the specified address, or if sent by overnight courier, when delivered to said courier service with the proper address and delivery charges either prepaid or charged to a proper account, and deemed to have been received when actually delivered to the specified address. Notwithstanding with preceding sentence to the contrary, and solely with respect to the Escrow Agent, notice shall be deemed to have been given or delivered to the Escrow Agent on the date of the Escrow Agent's actual receipt or refusal of such notice. Each party shall be entitled to rely on all communications which purport to be on behalf of the party and purport to be signed by an authorized party or the above-indicated attorneys or such other attorney as may be designated from time to time by any of the parties hereto.

         11. Escrow Agent hereunder may resign at any time giving ten (10) business days prior written notice to that effect to each of the Seller and Purchaser. In such event, the successor Escrow Agent shall be selected by the Purchaser and approved by Seller, such approval not to be unreasonably withheld or delayed. Escrow Agent shall then deliver to successor Escrow Agent the Deposit, to be held by successor Escrow Agent pursuant to the terms of this Escrow Agreement and the Agreement.

         12. In its capacity as Escrow Agent, Escrow Agent shall not be responsible for the genuineness or validity of any security, instrument, document or item deposited with it, and shall have no responsibility other than to faithfully follow the instructions contained herein, and it is fully protected in acting in accordance with any written instrument given to it hereunder by any of the parties hereto and believed by Escrow Agent to have been signed by the proper person. Escrow Agent may assume that any person purporting to give any notice hereunder and representing that they have authority to do so has been duly authorized to do so.

         13. Escrow Agent shall have no duties or responsibilities other than those expressly set forth herein. Escrow Agent shall have no duty to enforce any obligation of any person to make any payment or delivery or to enforce any obligation of any person to perform any other act. Escrow Agent shall be under no liability to the other parties hereto or to anyone else by reason of any failure on the part of any party hereto or any maker, guarantor, endorser or other signatory of any document or any other person to perform such person's obligations under any such document.

         14. Escrow Agent shall be entitled to approve (not to be unreasonably withheld or delayed) any and all counsel who may be retained to defend or prosecute any action on behalf of Escrow Agent under or arising out of this Escrow Agreement.

         15. It is expressly agreed that this Escrow Agreement is for the sole benefit of the parties hereto and shall not be construed or deemed to be made for the benefit of any third party or parties.

         16. This Escrow Agreement and the obligations of the parties hereunder shall be interpreted, construed and enforced in accordance with the laws of the State of New York.

         17. If any provision of this Escrow Agreement or the application thereof to any entity, person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Escrow Agreement and the application of such provisions to other entities, persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

         18. This Escrow Agreement contains the entire understanding between the parties hereto. No variations, modifications or changes hereof shall be binding upon any party hereto unless set forth in a document duly executed by all parties hereto.

         19. Whenever used herein, the singular number shall include the plural, and the use of any gender shall include all genders. Obligations under this Escrow Agreement shall be binding upon the Seller and the Purchaser, jointly and severally. This Escrow Agreement shall be binding upon and enforceable between the Seller and the Purchaser, their heirs, executors, administrators, legal representatives, successors, assigns or trustees.

         20. This Escrow Agreement may be executed in multiple original counterparts, all of which shall be deemed originals and with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one and the same instrument.

         21. Each party waives the right to a jury trial of any dispute relating to this Escrow Agreement.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Escrow Agreement as of the date first above-written.


PURCHASER:                                             SELLER:


LMA HOLDINGS, LLC                                      CAPTEC FRANCHISE CAPITAL
                                                       PARTNERS L.P. IV

                                                       By: GP 4 Asset Acquisition, LLC
 By:  /s/ Russell Geyser                               Its: General Partner
      ---------------------------
      Russell Geyser
Its:  Managing Member                                  By:   /s/ Daniel J. Kelly
                                                             ---------------------------
                                                       Print Name: Daniel J. Kelly
                                                       Its:  Vice President
                                                             ---------------------------



ESCROW AGENT

LAWYERS TITLE INSURANCE CORPORATION

BY:
      ---------------------------

                                    EXHIBIT C

                       FORM LANDLORD ESTOPPEL CERTIFICATE

To:      Captec Franchise Capital Partners, LP IV
         24 Frank Lloyd Wright Drive
         Lobby C, 4th Floor
         Ann Arbor, Michigan 48106

         LMA Holdings, LLC
         PO Box 235169
         Encinitas, CA  92023
         Attn:  Russell Geyser

Re:      Lease Dated:  November 1, 1996  (the "LEASE")


         Tenant: Captec Franchise Capital Partners, LP ("TENANT")


         Landlord: PAB Realty ("LANDLORD")


         Address of Premises: 301 Plano Parkway, Plano, Texas (the "PREMISES")


Pursuant to Section 36 of the Lease, Landlord hereby certifies and confirms to Tenant as follows:

         1. All duties or obligations of Tenant required under the Lease which were an inducement to Landlord to enter into the Lease have been fully performed.

         2. The Lease is in full force and effect. To Landlord's knowledge, no uncured default exists on the part of Landlord or Tenant under the Lease. The Lease constitutes the entire rental agreement between Landlord and Tenant with respect to the Premises and has not been amended, modified or supplemented, except as attached hereto, and has not been superceded. There are no oral agreements between Landlord and Tenant with respect to the Premises. A true and correct copy of the Lease (including all amendments thereto) is attached to this Certificate on Exhibit A.

         3. No rents under the Lease have been prepaid, except the current month's rent.

         4. Landlord has received no notice of a prior sale, transfer, assignment, hypothecation or pledge of the Lease.

         5. No actions, whether voluntary or involuntary, are pending against Landlord under any bankruptcy, insolvency or similar laws of the United States or any state thereof.

         6. The initial term of the Lease commenced on March 1, 1997 and ends on February 28, 2017 (which includes the two (2) five (5) years options already exercised) subject to one (1) additional five (5) year option to renew set forth in the Lease.

         7. The current monthly base rental payable by Tenant under the Lease is $10,000. The current monthly payment made by Tenant under the Lease in respect of common area maintenance charges is $____________.

         8.       The security deposit under the Lease is currently $0.00.

       [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK-SIGNATURE PAGE FOLLOWS]

         The undersigned has executed this Landlord Estoppel Certificate as of ________________, 2006.


LANDLORD:

------------------------------


By:
   ---------------------------
Name:
     -------------------------
Title:
      ------------------------

                                    EXHIBIT A

                                  COPY OF LEASE

                          [TO BE ATTACHED BY LANDLORD]

                                    EXHIBIT D
                           FORM OF ASSIGNMENT OF LEASE

     [Note: To be modified to conform to recording and other requirements of the Subject State.]


                               ASSIGNMENT OF LEASE


         THIS ASSIGNMENT OF LEASE ("Assignment") is made as of ____________, 200__, by and between CAPTEC FRANCHISE CAPITAL PARTNERS, LP IV, whose address is 24 Frank Lloyd Wright Drive, Lobby L, 4th Floor, P.O. Box 544, Ann Arbor, Michigan 48106 ("Assignor") and LMA HOLDINGS, LLC, of PO BOX 235169, Encinitas, CA 92023 ("Assignee").

                                    RECITALS:

         Assignor leased to STERLING JEWELERS, INC. ("Tenant"), the PREMISES (as defined in the Lease described below), located at 301 Plano Parkway, Plano, Texas ("Premises"), pursuant to a Lease dated as of August 3, 1998, as amended, a true and complete copy of which is attached as Exhibit 1 ("Lease").

         In connection with, and in consideration of, the acquisition of the Assignor's interest in and to the Premises by the Assignee, Assignor has agreed to assign, transfer and convey to Assignee all of Assignor's right, title and interest in and to the Lease.

         Assignee agrees to accept the assignment of those items described in
Section 1 above and Assignee further agrees to perform all of the Assignor's obligations under or relating to the Lease arising from and after the date of this Assignment.

         In consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Assignor and Assignee agree as follows:

         1. Assignment and Assumption. Assignor hereby assigns to Assignee all of Assignor's right, title and interest in, to and under the Lease, and Assignee assumes all of Assignor's duties and obligations under the Lease and agrees to perform and to be bound by all of the terms and provisions of the Lease in the place and stead of Assignor arising from and after the date of this Assignment. Assignee further agrees to indemnify and hold harmless Assignor from and against all claims, awards, liabilities or damages resulting from the acts and/or omissions of Assignee from and after the date of this Assignment.

         2. Representation. To Assignor's knowledge, the Lease is in full force and effect and has not been modified, amended or restated (except as identified in Exhibit 1).

         3. Miscellaneous. This Assignment shall bind and inure to the benefit of the parties hereto, their successors and assigns. This Assignment shall be governed by and construed in accordance with the laws of the state where the Premises is located, without giving effect to principles of conflicts of law. This Assignment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

This Assignment has been executed as of the day and year noted above.

                                       CAPTEC FRANCHISE CAPITAL PARTNERS L.P.
                                       IV

                                       By:  GP 4 Asset Acquisition, LLC
                                       Its:  General Partner

                                       By:
                                            --------------------------------

                                       Its:
                                            --------------------------------


                                       LMA HOLDINGS, LLC


                                       By:
                                            --------------------------------
                                            Russell Geyser
                                       Its: Managing Member



STATE OF MICHIGAN     )
                      )ss.
COUNTY OF WASHTENAW )

The foregoing instrument was acknowledged before me this ___ day of ____________, 2006, by ________________, who is personally known to me, as Vice
President of GP4 Asset Acquisition, LLC, a Michigan limited liability company and the general partner of Captec Franchise Capital Partners L.P. IV, a Delaware limited partnership, on behalf of the limited partnership.



                                       --------------------------------
                                       Name:
                                              -------------------------
                                       State of Michigan, County of Washtenaw
                                       My Commission Expires:  ________
                                             Acting in the County of Washtenaw

STATE OF                   )
         ----------------  ) ss.
COUNTY OF                  )
          ---------------

The foregoing instrument was acknowledged before me this ___ day of ____________, 2006, by Russell Geyser, who is personally known to me, as the Managing Member of LMA Holdings, LLC, on behalf of the limited liability company.



                                       --------------------------------
                                       Notary Public
                                                       County,
                                       --------------         ---------
                                       My Commission Expires:
                                                              ------------
                                       [Notary's Seal]

Prepared by and recorded
at the request of:

Captec Franchise Capital Partners LP IV
24 Frank Lloyd Wright Dr., Lobby L, 4th Floor
Ann Arbor, MI  48106


When recorded return to:


---------------------------

---------------------------

---------------------------

                                    EXHIBIT 1
                                       TO
                               ASSIGNMENT OF LEASE

                             [Attach copy of Lease]

                                    EXHIBIT E

                       FORM OF ASSIGNMENT OF GROUND LEASE

                       ASSUMPTION AND ASSIGNMENT OF LEASE


         THIS ASSUMPTION AND ASSIGNMENT OF LEASE AGREEMENT (this "Agreement") is made and entered into as of __________________, 2006, by and between CAPTEC FRANCHISE CAPITAL PARTNERS LP IV, a Delaware limited partnership ("Assignor" or "Lessee"), LMA HOLDINGS, LLC, a California limited liability company ("Assignee") and PAB REALTY., an Alabama general partnership("Landlord" or "Lessor")

                                   WITNESSETH:

         WHEREAS, Assignor holds the interest of lessee under a certain Lease Agreement, dated November 1, 1996, as amended ("Lease"), covering the premises located at 301 Plano Parkway, Plano, Count of Collin, State of Texas (the "Premises"), a copy of which Lease is annexed hereto as Exhibit A; and


         NOW, THEREFORE, in consideration of the mutual covenants, promises and conditions contained herein, the parties hereto agree as follows:

         1. Assignment. Assignor assigns to Assignee, effective as of the date first above written (the "Assignment Date"), all of Assignor's rights and interest under the Lease.

         2. Assumption. Assignee hereby assumes and agrees to make all the payments and perform all the terms, convenants, and conditions to be performed by the Lessee under the Lease from and after the Assignment Date.

         3. Lessor's and Lessee's Rights. This Assignment does not modify or alter in any way the respective rights of Lessor or Lessee under the Lease.

         4. Landlord's Consent. Landlord hereby consents to this Assignment.

         5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         6. Merger. This Agreement sets forth the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersedes any prior instruments, arrangements and understandings relating to the subject matter hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                         Assignor:

                                         CAPTEC FRANCHISE CAPITAL PARTNERS L.P.
                                         IV

                                         By:  GP 4 Asset Acquisition, LLC
                                         Its: General Partner

                                         By:
                                             --------------------------------

                                         Its:
                                             --------------------------------



                                         Assignee:

                                         LMA HOLDINGS, LLC


                                         By:
                                             --------------------------------
                                              Russell Geyser
                                         Its: Managing Member



STATE OF MICHIGAN       )
                        )ss.
COUNTY OF WASHTENAW  )

The foregoing instrument was acknowledged before me this ___ day of ____________, 2006, by ________________, who is personally known to me, as Vice
President of GP4 Asset Acquisition, LLC, a Michigan limited liability company and the general partner of Captec Franchise Capital Partners L.P. IV, a Delaware limited partnership, on behalf of the limited partnership.


                                      --------------------------------------
                                      Name:
                                            --------------------------------
                                      State of Michigan, County of Washtenaw
                                      My Commission Expires:  ______________
                                           Acting in the County of Washtenaw


STATE OF                   )
         ----------------  ) ss.
COUNTY OF                  )
          ---------------

The foregoing instrument was acknowledged before me this ___ day of ____________, 2006, by Russell Geyser, who is personally known to me, as the Managing Member of LMA Holdings, LLC, on behalf of the limited liability company.

                                       --------------------------------
                                       Notary Public
                                                       County,
                                       --------------         ---------
                                       My Commission Expires:
                                                             ---------
                                       [Notary's Seal]


ACKNOWLEDGED AND AGREED TO:

Landlord:

--------------------------

By:
    ---------------------------
Its:
    ---------------------------

Prepared by and recorded
at the request of:

Captec Franchise Capital Partners LP IV
24 Frank Lloyd Wright Dr., Lobby L, 4th Floor
Ann Arbor, MI  48106


When recorded return to:

---------------------------

---------------------------

---------------------------

                                    EXHIBIT F
                          NON-FOREIGN PERSONS AFFIDAVIT

         Section 1445 of the Internal Revenue Code provides that a transferee (purchaser) of a United States real property interest must withhold tax if the transferor (seller) is a foreign person. To inform LMA HOLDINGS, LLC, a California limited liability company, that withholding of tax is not required upon the disposition of a United States real property interest by CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV, a Delaware limited partnership ("TRANSFEROR"), the undersigned certifies the following on behalf of Transferor:

         1. Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

         2. Transferor's United States employer identification number is 38-3304096;

         3. Transferor's office address is 24 Frank Lloyd Wright Drive, Lobby L, Fourth Floor, Ann Arbor, Michigan 48106.

         Transferor understands that this certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

         Under penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of Transferor.


                                 CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV,
                                 A DELAWARE LIMITED PARTNERSHIP

                                 By:  GP4 Asset Acquisition, LLC,
                                      a Delaware limited liability company,
                                      Its General Partner


                                          By:
                                             --------------------------------
                                          Name:
                                               ------------------------------
                                          Title:
                                                -----------------------------




Dated as of __________, 2006.

                                    EXHIBIT G
                            FORM OF NOTICE TO TENANT
                               _____________, 2004

VIA FEDERAL EXPRESS

STERLING JEWELERS, INC.
375 Ghent Road
Akron, Ohio 44333

Ladies and Gentlemen:

         This is to inform you that on __________________, 2005 the interest of CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV, a Delaware limited partnership (the "SELLER") in that certain Lease, dated as of August 3, 1998, as amended (the "LEASE"), between Seller, as landlord, and Sterling Jewelers, Inc., as tenant, for the Property, located at 301 Plano Parkway, Plano, Texas, has been assigned to LMA HOLDINGS, LLC, a California limited liability company ("PURCHASER"). Accordingly, all future payments owed, and notices to be given, to the landlord under the Lease should be delivered to Purchaser at the following address:

                                           [PURCHASER ADDRESS]
                  -------------------------

                  -------------------------

                  -------------------------

                                     Very truly yours,


                                     CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV,
                                     A DELAWARE LIMITED PARTNERSHIP

                                     By:  GP4 Asset Acquisition, LLC,
                                          a Delaware limited liability company,
                                          Its General Partner

                                          By:
                                             --------------------------------
                                          Name:
                                               ------------------------------
                                          Title:
                                                -----------------------------

                                   SCHEDULE 1
                               LIST OF VIOLATIONS

                                      NONE

                                   SCHEDULE 2
                               LIST OF LITIGATION

                                      NONE

                                   SCHEDULE 3
                              LIST OF CONDEMNATION

                                      NONE